EXHIBIT 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Tut Systems, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of August 1, 2005.

WS CAPITAL, L.L.C.
By:	/s/ Reid S. Walker
Reid S. Walker, Member

WS CAPITAL MANAGEMENT, L.P.
By:	WS Capital, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WALKER SMITH CAPITAL, L.P.
By:	WS Capital Management, L.P., its general partner

By:	WS Capital, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WALKER SMITH CAPITAL (Q.P.), L.P.
By:	WS Capital Management, L.P., its general partner

By:	WS Capital, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WALKER SMITH INTERNATIONAL FUND, LTD.
By:	WS Capital Management, L.P., its agent and attorney-in-fact

By:	WS Capital, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WSV MANAGEMENT, L.L.C.
By:	/s/ Reid S. Walker
Reid S. Walker, Member

WS VENTURES MANAGEMENT, L.P.
By:	WSV Management, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WS OPPORTUNITY FUND, L.P.
By:	WS Ventures Management, L.P., its general partner

By:	WSV Management, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WS OPPORTUNITY FUND (Q.P.), L.P.
By:	WS Ventures Management, L.P., its general partner

By:	WSV Management, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

WS OPPORTUNITY FUND INTERNATIONAL, LTD.
By:	WS Ventures Management, L.P., its agent and attorney-in-fact

By:	WSV Management, L.L.C., its general partner

By:	/s/ Reid S. Walker
Reid S. Walker, Member

/s/ Reid S. Walker
REID S. WALKER

/s/ G. Stacy Smith
G. STACY SMITH

/s/ Patrick P. Walker
PATRICK P. WALKER

BC ADVISORS, LLC
By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB MANAGEMENT, L.P.
By:	BC Advisors, LLC, its general partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB GREENWAY CAPITAL, L.P.
By:	SRB Management, L.P., its general partner

By:	BC Advisors, LLC, its general partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB GREENWAY CAPITAL (Q.P.), L.P.
By:	SRB Management, L.P., its general partner

By:	BC Advisors, LLC, its general partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB GREENWAY OFFSHORE OPERATING FUND, L.P.
By:	SRB Management, L.P., its general partner

By:	BC Advisors, LLC, its general partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

/s/ Steven R. Becker
STEVEN R. BECKER